UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2010
Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)
(303) 837-1661
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 8.01. Other Events.
     For purposes of Whiting Petroleum Corporation’s (the “Company’s”) Registration Statement on Form S-3 (Registration No. 333-159055) (the “Registration Statement”), the Company’s computation of the Ratio of Earnings to Fixed Charges for the six month period ended June 30, 2010, and the years ended December 31, 2009, 2008, 2007, 2006 and 2005, is filed herewith as Exhibit 12.1 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
12.1	Computation of the Ratio of Earnings to Fixed Charges for the six month period ended June 30, 2010, and the years ended December 31, 2009, 2008, 2007, 2006 and 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: September 20, 2010	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description
12.1	Computation of the Ratio of Earnings to Fixed Charges for the six month period ended June 30, 2010, and the years ended December 31, 2009, 2008, 2007, 2006 and 2005.

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